Exhibit 10.68

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

DP#349485

AMENDMENT TO THE
XBOX 360 PUBLISHER LICENSING AGREEMENT

(Platinum/Classic Hits Program)

This Amendment to the Xbox 360 Publisher License Agreement (this “Amendment”) is entered into and effective as of October 1, 2006 (the “Amendment Effective Date”) by and between Microsoft Licensing, GP, a Nevada general partnership (“Microsoft”), and ACTIVISION INC. (“Publisher”), and supplements that certain Xbox 360 Publisher License Agreement between the parties dated as of December 1, 2006, as amended (the “Xbox 360 PLA”).

RECITALS

A.            Microsoft and Publisher entered into the Xbox 360 PLA to establish the terms under which Publisher may publish video games for Microsoft’s Xbox 360 video game system.

B.            The parties now wish to amend certain terms of the Xbox 360 PLA for Publisher’s continued manufacture and distribution of video games for the Xbox 360.

Accordingly, for and in consideration of the mutual covenants and conditions contained herein, and for other good and valuable consideration, receipt of which each party hereby acknowledges, Microsoft and Publisher agree as follows:

1.             Definitions; Interpretation

1.1           “Standard FPU” means an FPU of a Software Title which is not a Hits FPU (defined below in Section 2.1).

1.2           Except as expressly provided otherwise in this Amendment, capitalized terms shall have the same meanings ascribed to them in the Xbox 360 PLA or its amendments.

1.3           The terms of the Xbox 360 PLA are incorporated by reference, and except and to the extent expressly modified by this Amendment or any previous amendments, the Xbox 360 PLA shall remain in full force and effect and is hereby ratified and confirmed.  In the event of any conflict between this Amendment and the Xbox 360 PLA or any prior amendments thereto, the terms of this Amendment shall control.  In the event of any conflict between this Amendment and the Xbox 360 Publisher Guide, the terms of this Amendment shall control.

2.             Hits Programs

2.1           Publisher may elect to participate in certain Xbox 360 Platinum or Classic Hits or Platinum or Classic Family Hits programs (collectively referred to herein as “Hits Programs”) for qualified Software Titles (each unit of such Software Title qualified and participating in a Hits Program is referred to herein as a “Hit FPU”).  If Publisher elects to participate in a Hits Program, Publisher must provide Microsoft a) at least [***] days notice of its intent to have a certain Software Title participate in the Hits Program; and b) a completed and signed Hits Programs Election Form in the form attached hereto as Exhibit 1 no later than [***] business days days prior to the targeted Commercial Release of the Hit FPU.  If a Software Title meets the applicable participation criteria in a particular Sales Territory at the time of the targeted Commercial Release date of the Hit FPU and Microsoft receives the Hits Programs Election Form on time, Publisher is authorized to manufacture and distribute Hit FPUs in such Sales Territory and at the royalty rate in Table 2 of Section 3 of this Amendment applicable to “Hit FPUs.”  In order for a Software Title to qualify as a Hits FPU in a Sales Territory, the following conditions, as applicable per Hits Program, must be satisfied:

2.1.1        For all Hits Programs, the Software Title must have been commercially available as a Standard FPU in the applicable Sales Territory for at least [***] continuous months but not more than [***] months.  Notwithstanding the foregoing, a Software Title intended to qualify as Hit FPU in the Japan or Asian Sales Territories during the period starting on the Amendment Effective Date until June 30, 2007 may qualify after [***] months.

2.1.2        To qualify as a Platinum or Classic Family Hit, the Software Title must (i) have received an “E,” or, in the event such rating is officially adopted by the ESRB, an “E10” rating from the ESRB; a “PEGI 3+” or “PEGI 7+” rating in Europe, an “A: All Ages” rating from CERO in Japan and/or an equivalent rating in the applicable Sales Territory (to the extent Software Titles are rated by regulatory boards within the applicable Sales Territory); and (ii) be character based and/or appeal, as determined by Microsoft in its sole good faith discretion, to children 12 years of age and younger.  Notwithstanding the foregoing, annual sports titles will not qualify for the Platinum Family Hits program.

2.1.3        In any calendar year in a Sales Territory, Publisher may not publish more than [***] Software Titles as part of the Platinum or Classic Hits Family Program.

2.1.4        As of the date Publisher wishes to Commercially Release the Software Title as a Hits FPU, Publisher must have manufactured the following minimum quantities of Standard FPUs of the Software Title for the applicable time period, Sales Territory and Hits Program.

Table 1: Manufacturing Requirements

From the Amendment Effective Date to March 31, 2008

	NA	EU	Japan	Asia
Platinum or Classic Hits	[***]	[***]	[***]	[***]
Platinum or Classic Family Hits	[***]	[***]	[***]	[***]

From April 1, 2008 to the end of the term of the Xbox 360 PLA

Platinum or Classic Hits	[***]	[***]	[***]	[***]
Platinum or Classic Family Hits	[***]	[***]	[***]	[***]

2.1.5        Software Titles in the European Sales Region that had an original Commercial Release date on Xbox 360 before December 31, 2005 may qualify to join the launch of the Classics Program in Europe if they manufactured in excess of [***] units as opposed to the [***] listed above.  This is a one time only choice and the Publisher must confirm its intent to participate by submitting an Exhibit 1 form no later than September 15, 2006.

2.2           All Marketing Materials for a Hit FPU must comply with all Microsoft branding requirements as may be required in each Sales Territory and Publisher shall submit all such Marketing Materials to Microsoft for its approval in accordance with the Xbox 360 PLA.  Notwithstanding the foregoing, all Hit FPUs must comply with the basic branding and other requirements for Marketing Materials set forth in the Xbox 360 Publisher Guide.

2.3           The Hit FPU version must be the same or substantially equivalent to the Standard FPU version of the Software Title.  Publisher may modify or add additional content or features to the Hit FPU version of the Software Title (e.g., demos or game play changes) subject to Microsoft’s review and approval, which approval shall not be unreasonably withheld, and Publisher acknowledges that any such modifications or additions may require the Software Title to be re-Certified at Publisher’s expense.

2.4           Publisher acknowledges that Microsoft may change any of the qualifications for participation in a Hit Program upon forty-five (45) days advanced written notice to Publisher.

3.             New Royalty Tables

3.1           The royalty rate tables in Section 1 of Exhibit A of the Xbox PLA are hereby replaced by the following:

Table 1: Threshold Price per Sales Territory

	North America WSP	Europe WSP	Japan SRP	Asia WSP (US$)*
Tier A	[***]	[***]	[***]	[***]
Tier B	[***]	[***]	[***]	[***]
Hits FPU	[***]	[***]	[***]	[***]

*This is the U.S. dollar equivalent of local currency in the Asian Sales Territory.

Table 2: Royalty Rate per Manufacturing Region

	North America	Europe	Asia
Tier A	[***]	[***]	[***]
Tier B	[***]	[***]	[***]
Hits FPU	[***]	[***]	[***]

For purposes of clarification, none of the other royalty provisions of the Xbox 360 PLA are changed by this Amendment.  The addition of the “Hits FPU” row in Table 1 above establishes the allowed Wholesale Price for each Sales Territory (except Japan, which has a Suggested Retail Price) at which the Publisher may sell a Hit FPU.  If Publisher desires to sell a Hit FPU for a higher Wholesale or Suggested Retail Price, then that Software Title will not qualify as a Hit FPU and the Publisher must choose Tier A or Tier B royalty rate.  The addition of the “Hits FPU” row in Table 2 above establishes the royalty rate for hit FPUs manufactured in the three Manufacturing Regions.

4.             Asia Simship Program

Section 4 of Exhibit 1 to the Xbox 360 PLA is hereby deleted in its entirety and replaced by the following:

The purpose of this program is to encourage Publisher to release Japanese, North American or European FPUs, that have been multi-region signed to run on NTSC-J boxes (hereinafter collectively referred to as “Simship Titles”), in Hong Kong, Singapore and Taiwan (referred to as “Simship Territory”) at the same time as Publisher releases the Software Title in the Japan, European and/or North American Sales Territories.  In order for a Software Title to qualify as a Simship Title, Publisher must release the Software Title in the Simship Territory on the same date as the Commercial Release date of such Software Title in the Japan, European and/or North American Sales Territories, wherever the Software Title was first Commercially Released (referred to as “Original Territory”).  To the extent that a Software Title qualifies as a Simship Title, the applicable royalty tier (under Section 1.b of this Exhibit 1 above) and Unit Discount (under Section 1.d of this Exhibit 1 above) is determined as if all FPUs of such Software Title manufactured for distribution in both the Original Territory and the Simship Territory were manufactured for distribution in the Original Territory.  For example, if a Publisher initially manufactures [***] FPUs of a Software Title for the Japan Sales Territory and simships [***] of those units to the Simship Territory, the royalty fee for all of the FPUs is determined by the applicable tier based on the Suggested Retail Price set forth in the Japan Sales Territory.  In this example, Publisher would also receive a [***] Discount on [***] units for having exceed the Unit Discount level specified in Section 1. d of this Exhibit 1 above applicable to the Japan Sales Territory.  Publisher must provide Microsoft with written notice of its intention to participate in the Asian Simship Program with respect to a particular Software Title at least ten (10) days prior to manufacturing any FPUs it intends to qualify for the program.  In its notice, Publisher shall provide all relevant information, including total number of FPUs to be manufactured, number of FPUs to be simshipped into the Simship Territory, date of simship, etc.  Publisher remains responsible for complying with all relevant import, distribution and packaging requirements as well as any other applicable requirements set forth in the Xbox 360 Publisher Guide.

5.             North American Sales Territory

Chile is hereby added to the definition of the North American Sales Territory.

6.             Selling FPUs Across Sales Territories

For the purpose of clarification, Publisher may not sell FPUs in a certain Sales Territory that were manufactured and paid for at a different royalty tier than the royalty tier selected for that Sales Territory.  For example, if Publisher were to manufacture FPUs for sale in the Asian Sales Territory, where it has selected and paid Tier B royalties, Publisher could not sell those FPUs in the European Sales Territory where it had selected a Tier A royalty rate.  In other words, a Publisher may only sell FPUs in a Sales Territory for which it paid the royalty rate that was selected for that Sales Territory.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Amendment Effective Date.

MICROSOFT LICENSING, GP	ACTIVISION

/s/ Roxanne V. Spring	/s/ Greg Deutsch
By (sign)	By (sign)

Roxanne V. Spring	Greg Deutsch
Name (print)	Name (print)

Sr. Xbox Manager	Vice President, Business and Legal Affairs
Title	Title

12-8-06	12-1-06
Date (print mm/dd/yy)	Date (print mm/dd/yy)

DP#349485

EXHIBIT 1

XBOX 360 HITS PROGRAMS ELECTION FORM

PLEASE COMPLETE THE BELOW INFORMATION, SIGN THE FORM, AND FAX IT TO MICROSOFT AT +1 (425) 708-2300 TO THE ATTENTION OF MICROSOFT LICENSING, GP (MSLI) AND YOUR ACCOUNT MANAGER.

NOTES:

•      THIS FORM MUST BE SUBMITTED BY A PUBLISHER AT LEAST TEN (10) BUSINESS DAYS PRIOR TO THE TARGET COMMERCIAL RELEASE DATE FOR A SOFTWARE TITLE IN A HITS PROGRAM IN ANY SALES TERRITORY.

•      A SEPARATE FORM MUST BE SUBMITTED FOR EACH SALES TERRITORY IN WHICH THE PUBLISHER WISHES TO PUBLISH A SOFTWARE TITLE AS PART OF A HITS PROGRAM AND FOR EACH HITS PROGRAM.

1)	Publisher Name:

2)	Xbox 360 Software Title Name:

3)	XMID Number:

4)	Hits Program (circle one)

	Platinum Hits	Platinum Family Hits
	Classic Hits	Classic Family Hits

5)	Sales Territory for which Publisher wants to publish the Software Title as a Hit FPU (check one):

	_____ North American Sales Territory	_____ Japan Sales Territory
	_____ European Sales Territory	_____ Asian Sales Territory

6)	Date of Commercial Release of Software Title in applicable Sales Territory_________________

7)	Number of Standard FPUs manufactured to date for the Software Title in the applicable Sales Territory: ___________

8)	Projected Commercial Release date of Software Title in the applicable Sales Territory as part of Hits Program: ___________.

9)	Manufacturing Region for Hit FPUs (circle one):	North American	European	Asian

The undersigned represents that he/she has authority to submit this form on behalf of the above publisher, and that the information contained herein is true and accurate.

By (sign)

Name, Title (Print)

E-Mail Address (for confirmation of receipt)

Date (Print mm/dd/yy)